UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 14, 2002

PDS GAMING CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File No. 0-23928

Minnesota	41-1605970
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6171 McLeod Drive, Las Vegas, Nevada 89120
(Address of principal executive offices)

(702) 736-0700
(Registrant’s telephone number, including area code)

Item 9. Regulation FD.

                On August 14, 2002, PDS Gaming Corporation (the “Company”) submitted to the Securities and Exchange Commission the certification required by its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS GAMING CORPORATION
(Registrant)

Date: August 14, 2002	By:	/s/ Peter D. Cleary
Peter D. Cleary President, Chief Operating Officer and Interim Chief Financial Officer and Treasurer